Exhibit 10.27

Spousal Consent

The undersigned, Li Nan (ID card No. ***), is the lawful spouse of Li Jianguang (ID card No. ***). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Li Jianguang on November 25, 2013, and the disposal of the equity interests of Shanghai Tarena Software Technology Co., Ltd. (“Shanghai Tarena”) held by Li Jianguang and registered in his name according to the following documents:

(1)	Amended and Restated Equity Interest Pledge Agreement entered into between Li Jianguang, Tarena Technologies Inc. (hereinafter referred to as the “WFOE”) and Shanghai Tarena;

(2)	Amended and Restated Exclusive Option Agreement entered into between Li Jianguang, the WFOE, Shanghai Tarena and Tarena International, Inc.;

(3)	Power of Attorney executed by Li Jianguang;

(4)	Amended and Restated Loan Agreement entered into between Li Jianguang and WFOE.

I hereby undertake not to make any assertions in connection with the equity interests of Shanghai Tarena which are held by Li Jianguang. I hereby further confirm that Li Jianguang can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

I hereby agree and undertake that if I obtain any equity interests of Shanghai Tarena which are held by Li Jianguang for any reasons, I shall be bound by the Transaction Documents and the Amended and Restated Exclusive Business Cooperation Agreement entered into between the WFOE and Shanghai Tarena as of                     , 2013 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Shanghai Tarena For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

/s/ Li Nan

Date: November 25, 2013